THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account H

                     American Legacy Shareholder's Advantage

    Supplement dated September 2, 2008 to the Prospectus dated April 30, 2008


This Supplement outlines a change to your American Legacy Shareholder's Advantage variable annuity contract. It is for informational purposes and requires no action on your part.

Charges and Other Deductions - Sales Charge. The definition of owner's investment is revised as follows:

The owner's investment is defined, in accordance with our procedures, as the sum of:

a. the contract values for any individual Lincoln variable annuity contracts owned by an eligible owner (defined below)
b. the amount (in dollars) of an eligible owner's investment in existing retail mutual funds (excluding those assets in fee based or advisory accounts) in The American Funds Group
c. the amount of the current gross purchase payment you are making into this contract.

An eligible owner includes you as the contractowner of your American Legacy Shareholder's Advantage contract, any joint owner you have named and any non-natural owner if the contractowner's or joint owner's social security number is listed on the contract or account.

These calculations may vary based upon the requirements of your state. Please check with your investment representative. Currently, direct purchases of money market funds are excluded. No sales charges will be applied on contracts issued to selling group individuals, if applicable, in your state. A selling group individual is a contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses, minor children, siblings and parents.
o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

All other disclosure in this Sales Charge section remains unchanged.




                Please keep this Supplement for future reference.